SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                        C U R R E N T   R E P O R T



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             September 21, 1998
              Date of Report (Date Of Earliest Event Reported)


                       NORTH FORK BANCORPORATION, INC.
           (Exact Name Of Registrant As Specified In Its Charter)


                                  Delaware
               (State Or Other Jurisdiction Of Incorporation)



         0-1280                                  36-315468
 (Commission File Number)             (IRS Employer Identification No.)

                           275 Broad Hollow Road
                             Melville, NY  11747
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           (Address Of Principal Executive Offices) (Zip Code)

                             (516) 298-5000
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            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
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       (Former Name Or Former Address, If Changed Since Last Report)




 ITEM 5.  OTHER EVENTS.

           On September 21, 1998, John Adam Kanas, Chairman, President and Chief Executive Officer of North Fork Bancorporation, Inc., a Delaware corporation (the "Registrant"), sent a letter to Mr. George L. Engelke, Jr., Chairman, President and Chief Executive Officer of Astoria Financial Corp. A copy of the letter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (a)       Financial Statements of the Business Acquired.
           Not applicable.
 (b)       Pro Forma Financial Information.
           Not applicable.
 (c)  Exhibits

           99.1 Letter, dated September 21, 1998, from John Adam Kanas, Chairman, President and Chief Executive Officer of North Fork Bancorporation to George L. Engelke, Jr., Chairman, President and Chief Executive Officer of Astoria Financial Corp.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated:  September 21, 1998


                                   NORTH FORK BANCORPORATION, INC.



                                   By: /s/ Daniel M. Healy
                                       --------------------------------
                                   Name:  Daniel M. Healy
                                   Title: Executive Vice President and
                                          Chief Financial Officer